                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 27th day of February 1995.

                                              /s/ William J. Catacosinos
                                              ---------------------------
                                              WILLIAM J. CATACOSINOS
                                              PRINCIPAL EXECUTIVE OFFICER,
                                              PRESIDENT and CHAIRMAN OF THE
                                              BOARD OF DIRECTORS

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 27th day of February 1995.

                                             /s/ A. James Barnes
                                             ----------------------------
                                             A. JAMES BARNES, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 23rd day of February 1995.

                                            /s/ George Bugliarello
                                            -----------------------------
                                            GEORGE BUGLIARELLO, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 4th day of March 1995.

                                            /s/ Renso L. Caporali
                                            -----------------------------
                                            RENSO L. CAPORALI, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 25th day of February 1995.

                                              /s/ Peter O. Crisp
                                              ---------------------------
                                              PETER O. CRISP, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March 1995.

                                             /s/ Vicki L. Fuller
                                             ----------------------------
                                             VICKI L. FULLER, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                       LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March 1995.

                                         /s/ Katherine D. Ortega
                                         --------------------------------
                                         KATHERINE D. ORTEGA, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 13th day of March 1995.


                                           /s/ Basil A. Paterson
                                           ------------------------------
                                           BASIL A. PATERSON, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March 1995.

                                         /s/ Richard L. Schmalensee
                                         --------------------------------
                                         RICHARD L. SCHMALENSEE, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March 1995.

                                              /s/ George J. Sideris
                                              ---------------------------
                                              GEORGE J. SIDERIS, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 27th day of February 1995.

                                             /s/ John H. Talmage
                                             ----------------------------
                                             JOHN H. TALMAGE, DIRECTOR

                                                        Exhibit 24(a)

                                                        Annual Report on Form
                                                        10-K for the period
                                                        ending December 31, 1994


                          LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March 1995.

                                         /s/ Phyllis S. Vineyard
                                         --------------------------------
                                         PHYLLIS S. VINEYARD, DIRECTOR